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                       SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                        ----------------------------

                                 FORM 8-K

                              CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

                              March 15, 1999
                              --------------
                    (Date of earliest event reported)

                     FLOW INTERNATIONAL CORPORATION
                     ------------------------------
        (Exact name of Registrant as specified in its charter)

   Washington                     0-12448                    91-1104842
   ----------                     -------                    ----------
(State or other                (Commission                (I.R.S. Employer
jurisdiction of                    File                    Identification
incorporation)                    Number)                      Number)

           23500 - 64th Avenue South, Kent, Washington  98032
           --------------------------------------------------
           (Address of principal executive offices, zip code)

           Registrant's telephone number, including area code:
                              (253) 850-3500


Total number of pages:  5
Page on which exhibit index appears:  2

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ITEM 5.   Other Events

     On March 15, 1999, Flow International Corporation ("Flow") and Asea Brown Boveri AB ("ABB") announced that Flow had agreed in principle to acquire ABB Pressure Systems AB. ABB Pressure Systems AB, based in Vasteras, Sweden, is a leading supplier of large, bulk ultrahigh-pressure systems to the food industry and the world leader in isostatic press systems for the automotive and aerospace market.

ITEM 7.   Exhibits

20.1   Press Release dated March 15, 1999














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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 15, 1999                   FLOW INTERNATIONAL CORPORATION


                                        By: /s/ John S. Leness
                                           ----------------------------------
                                           John S. Leness
                                           General Counsel and
                                           Corporate Secretary


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